EXHIBIT 10.1
                                                                       Standard
                                                                       Chartered
Date: 29 September 2005


PRIVATE AND CONFIDENTIAL
------------------------

Comtech International (Hong Kong) Ltd.
Room 514, 5/F., Manhattan Centre,
8 Kwai Cheong Road,
Kwai Chung,
N.T.
Hong Kong

Attn:   Mr. Allen Wu
        Financial Controller

Dear Allen,

We are pleased to confirm that the following facilities were available to Comtech International (Hong Kong) Limited as at 29 September 2005:

Overdraft                USD1,000,000
Trade Facilities         USD4,000,000
-------------------------------------
Total                    USD5,000,000

The facts above are given as at 29 September 2005 without any responsibility or liability whatsoever on the part of the Bank or its officials for or in respect of any of such facts or any defect in or omission from such facts.


Yours faithfully,



----------------------------------------------------
Derek Lee
Relationship Manager
Local Corporates
Standard Chartered Bank (Hong Kong) Limited


Accepted by
For and on behalf of
COMTECH INTERNATIONAL (HONG KONG) LIMITED



----------------------------------------------------
Authorized Signature(s)
Date: October 7, 2005

                                                                       Standard
                                                                       Chartered


Date: 21st June 2005
Our Ref: CR/LC/TEAM3/BKC


CONFIDENTIAL
------------

Comtech International (Hong Kong) Ltd.
Room 514, 5/F., Manhattan Centre,
8 Kwai Cheong Road,
Kwai Chung,
New Territories.

Attn:    Ms. Hope Ni, Chief Financial Officer/
         Mr. Allen Wu, Financial Controller
----------------------------------------------

Dear Sirs,
                               BANKING FACILITIES

We, Standard Chartered Bank (Hong Kong) Limited, refer to our letter dated 11th May 2005 together with the Bank's Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement), which set out the facilities made available to the Customer below (the "Existing Facility Letter").

CUSTOMER:

Comtech International (Hong Kong) Ltd.

Following our recent discussions, we are pleased to confirm that the terms of the facilities will be varied as follows:

The entire "COVENANTS AND UNDERTAKINGS" section is revised and replaced by the following:

E.       COVENANTS AND UNDERTAKINGS:

The Customer undertakes to the Bank that it will:

1. procure that all its obligations in connection with the Facilities will at all times rank at least pari passu in terms of security and support (including third party) with all its other present and future obligations.

2. ensure share placement target of USD50,000,000.-, with a minimum achievable amount of USD20,000,000.-.

3.       promptly submit to the Bank:

         o a certified copy of the audited financial statements of the Customer within 9 months after its financial year end;
         o a certified copy of the audited financial statements of Comtech Group, Inc. within 120 days after its financial year end;
         o certified copies of the quarterly management accounts of the Customer and Comtech Group, Inc. within 60 days after the end of the relevant accounting period; and
         o        other information that the Bank may request from time to time.

CORNTECH INTERNATIONAL (HONG KONG) LTD.


4.       immediately inform the Bank:

         o of any change of the Customer's directors or beneficial shareholders or amendment to its memorandum or articles of association or equivalent constitutional documents;

         o of any substantial change to the general nature of the Customer's existing business; or

         o if it becomes, or is aware that any of its directors, shareholders, partners or managers becomes, a Related Person (as defined in paragraph 7 of section F of this letter).

The variations set out above will take effect when we have received:

o the enclosed copy of this letter signed by a director on behalf of the customer.

Please sign the enclosed copy of this letter and return it to the Bank's Credit Risk Control at 11th Floor, Standard Chartered Tower, 388 Kwun Tong Road, Kwun Tong, Kowloon, for the attention of Mr. Stephen Wong, within one month after the date of this letter. This letter will amend the terms of the Existing Facility Letter which the Bank has issued to any of the Customer, as set out above. In all other respects, the terms of the Existing Facility Letter and the Bank's Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement) will remain in full force and effect. This letter will be governed by the laws of Hong Kong SAR.

If you have any queries, please contact our Relationship Manager Mr. Derek Lee, whose telephone number is 2821-1813.

We are pleased to be of service to you and take this opportunity to thank you again for your custom.

Yours faithfully,
For and on behalf of
STANDARD CHARTERED BANK (HONG KONG) LIMITED

/s/ Karie Leung
--------------------------------------
Karie Leung
Senior Credit Documentation Manager

KL/SW/dc
Encl.




Agreed
For and on behalf of
COMTECH INTERNATIONAL (HONG KONG) LTD.


--------------------------------------
DIRECTOR

                                                                        Standard
                                                                       Chartered
Date: 11th May 2005

Our Ref: CR/LC/TEAM3/BKC

CONFIDENTIAL

Comtech International (Hong Kong) Ltd.
Room 514, 5/F., Manhattan Centre,
8 Kwai Cheong Road,
Kwai Chung,
New Territories.

Attn:    Ms. Hope Ni, Chief Financial Officer/
         Mr. Allen Wu, Financial Controller
--------------------------------------------------

Dear Sirs,

                               BANKING FACILITIES

Standard Chartered Bank (Hong Kong) Limited (the "Bank") is pleased to offer the following banking facilities (the "Facilities") to the Customer below for the purpose(s) of general working capital and trade finance requirement, subject to the Bank's Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement) attached and the terms and conditions set out in this facility letter.

A.       CUSTOMER:

         Comtech International (Hong Kong) Ltd.


B.       FACILITY LIMITS:

         (1) GENERAL BANKING FACILITIES
-------------------------------------------------------------------------------------------------------
TYPE(S) OF FACILITY                            FACILITY LIMIT(S)        DESIGNATED CUSTOMER(S) AND SUB-
                                                                        LIMIT(S), IF APPLICABLE
-------------------------------------------------------------------------------------------------------
 1. Current Account Overdraft                  USD1,000,000.-           o The Customer
-------------------------------------------------------------------------------------------------------
 2. Trade Finance                              USD4,000,000.-                        -
   (PLEASE REFER TO APPENDIX 1 FOR
    PRODUCT DETAILS.)
-------------------------------------------------------------------------------------------------------
   (a) Trade Finance Group All                                          o The Customer (USD4,000,000.-)
-------------------------------------------------------------------------------------------------------
   (b) Trade Finance Group 1                                            o The Customer (USD4,000,000.-)
-------------------------------------------------------------------------------------------------------
   (c) Trade Finance Group 2                                            o The Customer (USD4,000,000.-)
-------------------------------------------------------------------------------------------------------
   (d) Trade Finance Group 3                                            o The Customer (USD4,000,000.-)
-------------------------------------------------------------------------------------------------------
 TOTAL FACILITY LIMIT:                        USD5,000,000.-
-------------------------------------------------------------------------------------------------------


                                      -2-


COMTECH INTERNATIONAL (HONG KONG) LTD.


--------------------------------------------------------------------------------
Note:-

o        The aggregate outstanding of all Sub-limits shall not at any time exceed the Facility Limit of that Facility and the Total Facility
         Limit.
--------------------------------------------------------------------------------
C.       PRICING AND CONDITIONS:

--------------------------------------------------------------------------------------------------------------

1. Current Account Overdraft            Availability:
                                        -------------
                                        This facility is available in both USD and HKD.

                                        Interest: the higher of i)  HKD Prime or HIBOR for HKD overdraft and
                                        ---------               ii) USD Prime or LIBOR for USD overdraft,
                                                                    payable monthly in arrears.
--------------------------------------------------------------------------------------------------------------
2. Trade Finance                       Interest:
                                       ---------
                                       HKD import/export facilities: 1.5% per annum over HIBOR.

                                       Foreign currency import/export facilities: 1.5% per annum over the
                                       Bank's cost of funds.

                                       Commission:
                                       -----------
                                       Standard rates unless otherwise stipulated.

                                       Letters of Credit Opening / Amendment Commission /
                                       Commission in lieu of Exchange:
                                       --------------------------------------------------
                                       First USD50,000.-                       1/4%
                                       USD50,001.- to USD500,000.-            1/16%
                                       Balance                                1/24%

                                       Commission for Import Invoice Financing:
                                       ----------------------------------------
                                       First USD50,000.-                       1/8%
                                       USD50,001.- to USD500,000.-            1/16%
                                       Balance                                1/24%

                                       Maximum tenor/advance percentage for:
                                       -------------------------------------
                                       Import facilities: Combined usance and import loan period of any transaction is not to exceed 90 days.

                                       Export facilities:   90 days

                                       Packing Credit: up to 90 days or expiry of the letter of credit, whichever is earlier; and up to 70% of the letter of credit amount.

                                       Export Invoice Discounting: up to 90 days, and up to 85% of the invoice amount.

                                       Import Invoice Financing: up to 90 days, and up to 100% of the invoice amount. Proceeds from import invoice financing must be directly transferred to the supplier's accounts.

                                       Drawing on invoice discounting must be accompanied with
                                       confirmed purchasing order from buyers.
--------------------------------------------------------------------------------------------------------------

COMTECH INTERNATIONAL (HONG KONG) LTD.


--------------------------------------------------------------------------------
Handling Fee of Facilities:         HKD10,000.-, payable upon your signing of
                                    this letter, and other handling fee to be
                                    mutually agreed and payable on each
                                    anniversary of the date of this letter if
                                    the Facilities are continuing.
--------------------------------------------------------------------------------

D.       SECURITY AND CONDITIONS PRECEDENT:

The availability of the Facilities is conditional upon the Bank's receipt of the following documents, items and evidence (both in form and substance) satisfactory to the Bank:

1.       This letter duly executed by the Customer.

2. An all monies Charge Over Deposits executed by the Customer in favour of the Bank in an amount of not less than USD2,000,000.-. 10% extra margin required for other major foreign currencies other than HKD. The Bank reserves the right to require a higher margin.)

3. A corporate guarantee executed by Comtech Group, Inc. for USD5,000,000.- plus interest and other charges.

4. A letter of undertaking issued by Comtech Group, Inc. agreeing to maintain its minimum tangible net worth at not less than USD22,000,000.- at all times.

5. Certified true copies of the certificate of incorporation, memorandum and articles of association or equivalent constitutional documents of the Customer and Comtech Group, Inc.

6. Original/Certified copies of all necessary consents, approvals and other authorisations (including board resolutions) in connection with the execution, delivery and performance of this letter and all other documents mentioned above, if applicable.

7. (if any of the facilities referred to in this letter are made available by Standard Chartered Bank or other members of the Standard Chartered Group). All such documents, items or evidence with, in favour of or to Standard Chartered Bank or, as the case may be, such member of the Standard Chartered Group as the Bank may request.

8. Such other documents, items or evidence that the Bank may request from time to time.

E.       COVENANTS AND UNDERTAKINGS:

The Customer undertakes to the Bank that it will:

1. not announce or pay any dividends without the prior consent of the Bank.

2. not create or permit to exist any mortgage, pledge, lien, charge, assignment or security interest over any of its assets without the prior written consent of the Bank.

3. ensure share placement target of USD50,000,000.-, with a minimum achievable amount of USD20,000,000.-.

COMTECH INTERNATIONAL (HONG KONG) LTD.

4.       promptly submit to the Bank:

         o a certified copy of the audited financial statements of the Customer within 9 months after its financial year end;
         o a certified copy of the audited financial statements of Comtech Group, Inc. within 120 days after its financial year end;
         o certified copies of the quarterly management accounts of the Customer and Comtech Group, Inc. within 60 days after the end of the relevant accounting period; and
         o        other information that the Bank may request from time to time.

5.       immediately inform the Bank:

         o of any change of the Customer's directors or beneficial shareholders or amendment to its memorandum or articles of association or equivalent constitutional documents;
         o of any substantial change to the general nature of the Customer's existing business; or
         o if it becomes, or is aware that any of its directors, shareholders, partners or managers becomes, a Related Person (as defined in paragraph 7 of section F of this letter).


F.       OTHER TERMS AND CONDITIONS:

1. Prior written consent of the Bank must be obtained for any disposal of the shares of Mr. Jeffrey Kang in the Customer or the resignation of Mr. Jeffrey Kang from Comtech Group, Inc. as director / Chief Executive Officer / Chairman.

2. Shenzhen Comtech International Ltd. and Comtech Communications Technology (Shenzhen) Co. Ltd. must open their respective accounts with Standard Chartered Bank, Shenzhen Branch within 3 months from the Customer's date of acceptance of this banking facility letter.

3. The Facilities are available at the sole discretion of the Bank. The Bank may at any time immediately terminate, cancel or suspend the Facilities or otherwise modify the Facilities without the consent of any party.

4. Notwithstanding any provisions stated in this letter, the Facilities are repayable on demand by the Bank. The Bank has the overriding right at any time to require immediate payment and/or cash collateralisation of all or any sums actually or contingently owing to it under the Facilities.

5. The Bank's Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement) ("Standard Terms and Conditions") attached and/or referred to in this letter forms an integral part of this letter and the Customer agrees to observe and be bound by such Standard Terms and Conditions.

6. The terms and conditions set out or referred to in this letter supersede and replace those set out in our letter (if any) previously sent to the Customer.

7. Please note that section 83 of the Banking Ordinance imposes on the Bank certain limitations on advances to persons (including firms, partnerships and companies) related to its directors, employees with lending authority or controllers (each person so related shall be referred to as a "RELATED PERSON"). When acknowledging and accepting this facility letter, the Customer should advise the Bank if it is, or any of its directors, shareholders, partners or managers is, a Related Person within the meaning of the Banking Ordinance. If subsequent to the acceptance of this facility letter, the Customer becomes, or is aware that any of its directors, shareholders, partners or managers is or becomes, a Related Person, it should immediately advise the Bank in writing.

8. This letter shall be governed by and construed in accordance with the laws of Hong Kong SAR.

COMTECH INTERNATIONAL (HONG KONG) LTD.


Please sign and return to us the enclosed copy of this letter together with the attached Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement) to the Bank's Credit Risk Control at 11th Floor, Standard Chartered Tower, 388 Kwun Tong Road, Kwun Tong, Kowloon within one month after the date of this letter, failing which this offer shall lapse.

If you have any queries, please feel free to contact any of the following persons:-

----------------------------------------------------------------------------------------------------------------
QUERIES ON                           NAME                                                         TELEPHONE NO.
----------------------------------------------------------------------------------------------------------------

Execution of bank documents          Ms. Lilian Ku, Credit Documentation Manager                     2282-6376

Banking arrangements                 Mr. Derek Lee, Relationship Manager                             2821-1813
----------------------------------------------------------------------------------------------------------------


Yours faithfully,
For and on behalf of
STANDARD CHARTERED BANK (HONG KONG) LIMITED

/s/ Karie Leung
-----------------------------------
Karie Leung
Senior Credit Documentation Manager

KL/LK/dc
Encl.


We agree and accept all the terms and conditions set out above and the Bank's Standard Terms and Conditions for Banking Facilities and Services (including the Trade Finance Supplement) attached and/or referred to in this letter, which we have read and understood.

For and on behalf of
COMTECH INTERNATIONAL (HONG KONG) LTD.


--------------------------------------

COMTECH INTERNATIONAL (HONG KONG) LTD.

                                   Appendix 1
TRADE FINANCE FACILITY

Trade Finance Group All
-----------------------

o Negotiation of export credit documents with discrepancies on a with recourse basis

Trade Finance Group 1
---------------------

o Purchase of documents against payment bills with title documents on parties acceptable to the Bank on a with recourse basis
o Purchase of documents against acceptance bills with ECA / approved insurance cover on a with recourse basis
o        Issuance of back-to-back letters of credit
o        Issuance of import letters of credit - sight and usance
                                              - with title documents

Trade Finance Group 2
---------------------

o Purchase of documents against acceptance bills without ECA/approved insurance cover on a with recourse basis

o Purchase of documents against payment bills without title documents on parties acceptable to the Bank on a with recourse basis

o Issuance of quasi back-to-back letters of credit - without title documents (i.e. Import letter of credit supported by export letter of credit acceptable to the Bank)

o        Issuance of import letters of credit - sight and usance
                                              - without title documents

o        Shipping guarantees

Trade Finance Group 3
---------------------

o        Pre-shipment loan - i.e. packing credit
o        Acceptance of drafts under import letters of credit
o        Release of documents against acceptance supported by trust receipts
o        Loans against trust receipts
o        Import loans
o        Export Invoice Discounting/Import Invoice Financing